UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 1999

EGGHEAD.COM, INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

000-29184	77-0408319
(Commission File Number)	(IRS Employer Identification Number)

1350 Willow Road
Menlo Park, California    94025
(Address of principal executive offices including zip code)

(650) 470-2400
(Registrant's telephone number, including area code)

Onsale, Inc.
(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

On December 1, 1999, the registrant filed a Form 8-K to report the completion of the merger of Onsale, Inc. and Egghead.com, Inc. In that report, the registrant indicated that it would file the pro forma financial information required by Item 7 of Form 8-K no later than the date required by this item. The registrant is filing this Amendment No. 1 to provide this financial information.

(a) Financial Statements of Business Acquired.

Previously incorporated by reference into this report on December 1, 1999.

(b) Pro Forma Financial Information.

Pro Forma Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors are included as Exhibit 99.02 to this report and are incorporated into this report by reference.

The following documents appear as Exhibit 99.03 to this report and are incorporated into this report by reference:

(i) Egghead.com, Inc. Supplementary Consolidated Balance Sheets;

(ii) Egghead.com, Inc. Supplementary Consolidated Statements of Operations;

(iii) Egghead.com, Inc. Supplementary Consolidated Statements of Cash Flows;

(iv) Egghead.com, Inc. Supplementary Consolidated Statements of Stockholders' Equity; and

(v) Notes to Supplementary Consolidated Financial Statements.

(c) Exhibits.

99.02 Pro Forma Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors.

99.03 Pro Forma Supplemental Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EGGHEAD.COM, INC.

Date: January 31, 2000

By:	/s/ JOHN E. LABBETT

John E. Labbett
Executive Vice President and Chief Financial Officer